UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 8, 2020

Date of Report (Date of earliest event reported):

IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

330 Townsend Street, Suite 234, San Francisco, CA	94107
(Address of principal executive offices)	(Zip Code)

(408) 467-1900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.    Change in Registrant’s Certifying Accountant

(a)

On April 8, 2020, the Audit Committee of the Board of Directors of Immersion Corporation (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective upon completion of Deloitte’s review of the Company’s interim condensed consolidated financial information as of and for the three-month period ended March 31, 2020.

On April 8, 2020, the Audit Committee of the Board of Directors of the Company appointed Armanino LLP (“Armanino”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.

Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2019, and 2018, and the subsequent interim periods through April 8, 2020, there were (i) no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in their reports on the financial statements for such fiscal years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the disclosures it is making in this Form 8-K and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Deloitte’s letter dated April 9, 2020, is filed as Exhibit 16.1 hereto.

(b)

Other than as disclosed in the next paragraph, during the fiscal years ended December 31, 2018, and 2019, and the subsequent interim periods through April 8, 2020, neither the Company nor anyone on its behalf has consulted with Armanino regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Armanino concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2018, and 2019, and the subsequent interim periods through April 8, 2020, Armanino provided tax services to the Company consisting of a review of the Company’s quarterly and annual tax provision calculations, preparation of our annual tax returns and providing advice regarding the Company’s international tax structure. In approving the selection of Armanino as the Company’s independent registered public accounting firm, the Audit Committee considered these services previously provided by Armanino and concluded that such services would not adversely affect the independence of Armanino.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP, dated April 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION
Date:	April 12, 2020	By:	/s/ MIKE OKADA
Mike Okada
General Counsel